EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of our report dated February 17, 2015 (May 19, 2015, as it relates to the retrospective adjustments from the effects of reporting discontinued operations and the reclassification of signage income as discussed in Note 2 to the consolidated financial statements and the effects of the change in reportable segments discussed in Note 25 to the consolidated financial statements), relating to the consolidated financial statements and financial statement schedules of Vornado Realty Trust, appearing in this Current Report on Form 8-K dated May 19, 2015 of Vornado Realty Trust and our report dated February 17, 2015 relating to the effectiveness of Vornado Realty Trust’s internal control over financial reporting appearing in the Annual Report on Form 10-K of Vornado Realty Trust for the year ended December 31, 2014:

Amendment No. 1 to Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-64015 on Form S-3

Amendment No.1 to Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-76327 on Form S-3

Amendment No.1 to Registration Statement No. 333-89667 on Form S-3

Amendment No.1 to Registration Statement No. 333-102215 on Form S-3

Amendment No.1 to Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-121929 on Form S-3

Amendment No. 1 to Registration Statement No. 333-120384 on Form S-3

Registration Statement No. 333-126963 on Form S-3

Registration Statement No. 333-139646 on Form S-3

Registration Statement No. 333-141162 on Form S-3

Registration Statement No. 333-150592 on Form S-3

Registration Statement No. 333-166856 on Form S-3

Registration Statement No. 333-172880 on Form S-8

Registration Statement No. 333-191865 on Form S-4

and in the following joint registration statement of Vornado Realty Trust and Vornado Realty L.P.:

Registration Statement No. 333-203294 on Form S-3

/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey

May 19, 2015